SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549
                            ------------------------


                                    FORM 8-K

                                 CURRENT REPORT
                       PURSUANT TO SECTION 13 OR 15 (d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934


       Date of Report (Date of earliest event reported): December 16, 2004

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                                   ATMI, INC.
             (Exact name of registrant as specified in its charter)

           Delaware                       1-16239                06-1481060
(State or other jurisdiction of   (Commission file number)    (I.R.S. employer
 incorporation or organization)                              identification no.)


            7 Commerce Drive
           Danbury, Connecticut                                      06810
  (Address of principal executive offices)                         (Zip code)



       Registrant's telephone number, including area code: (203) 794-1100


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

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                                   ATMI, INC.
                                    FORM 8-K
                                 CURRENT REPORT

                                TABLE OF CONTENTS

                                                                           Page
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Item 8.01.  Other Events.....................................................3

Item 9.01.  Exhibits.........................................................3

Signature....................................................................4






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

Item 8.01.  Other Events

      On December 16, 2004, ATMI, Inc. issued a press release announcing the sale of its environmental abatement equipment business, headquartered in San Jose, California, to Applied Materials, Inc. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated by reference herein.

Item 9.01.  Exhibits.

Exhibit No.     Description
-----------     -----------

99.1 Press Release, dated December 16, 2004, entitled "ATMI Sells Treatment Systems Business to Applied Materials."






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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, ATMI, Inc. has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 16, 2004

                                       ATMI, INC.


                                       By: /s/ Daniel P. Sharkey
                                          -------------------------------------
                                          Name:   Daniel P. Sharkey
                                          Title:  Vice President, Treasurer and
                                                  Chief Financial Officer





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